                      Financial Statements of



                      BRUNSWICK CAPITAL PARTNERS, INC.



                      Years ended December 31, 1999 and 1998

AUDITORS' REPORT

To the Board of Directors
Brunswick Capital Partners, Inc.


We have audited the balance sheets of Brunswick Capital Partners, Inc. (a Development Stage Enterprise) as at December 31, 1999 and 1998 and the statements of operations and deficit and cash flows for the years ended December 31, 1999 and 1998 and the period from incorporation on December 31, 1997 to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform this audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as at December 31, 1999 and 1998 and the results of its operations and its cash flows for the years ended December 31, 1999 and 1998 and the period from incorporation on December 31, 1997 to December 31, 1999 in accordance with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 3(a) to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 3(a). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




/s/ KPMG LLP




Vancouver, Canada

March 17, 2000

BRUNSWICK CAPITAL PARTNERS, INC.
(a Development Stage Enterprise)
Balance Sheets

December 31, 1999 and 1998

--------------------------------------------------------------------------------------------------------
                                                                         1999                    1998
--------------------------------------------------------------------------------------------------------

Assets

Current assets:
     Cash                                                           $    17,002              $   106,406
     Accounts receivable                                                  2,108                   90,512
     Due from related parties (note 8(a))                                24,089                   20,728
     Note receivable from related party                                      --                  100,000
--------------------------------------------------------------------------------------------------------
                                                                         43,199                  317,646

Cash reserve account                                                     25,000                   25,000

Investments (note 4):
     Performing credit card receivables                                 725,654                       --
     Non-performing consumer debt                                     5,353,030                5,700,790
--------------------------------------------------------------------------------------------------------
                                                                      6,078,684                5,700,790

Fixed assets                                                               --                        398
--------------------------------------------------------------------------------------------------------

                                                                    $ 6,146,883              $ 6,043,834
--------------------------------------------------------------------------------------------------------

Liabilities and Shareholders' Equity

Current liabilities:
     Accounts payable and accrued liabilities                       $    11,990              $    37,916
     Due to related parties (note 8(a))                                   6,218                   77,239
     Promissory note (note 5)                                           200,000                       --
--------------------------------------------------------------------------------------------------------
                                                                        218,208                  115,155
Note payable to Thesseus International Asset
   Fund N.V. (note 6)                                                   689,542                       --
--------------------------------------------------------------------------------------------------------
                                                                        907,750                  115,155
Shareholders' equity:
     Share capital (note 7)                                                 910                      910
     Additional paid-in capital in respect of preferred
       shares (note 2)                                                6,481,113                6,481,113
     Deficit accumulated during the development stage                (1,242,890)                (553,344)
--------------------------------------------------------------------------------------------------------
                                                                      5,239,133                5,928,679
Subsequent events (note 9)

--------------------------------------------------------------------------------------------------------

                                                                    $ 6,146,883              $ 6,043,834
--------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

BRUNSWICK CAPITAL PARTNERS, INC.
(a Development Stage Enterprise)
Statements of Operations and Deficit

---------------------------------------------------------------------------------------------------------------------------
                                                                 Period from
                                                            incorporation on
                                                                 December 31,
                                                                     1997 to            Year ended              Year ended
                                                                 December 31,          December 31,           December 31,
                                                                        1999                   1999                   1998
----------------------------------------------------------------------------------------------------------------------------
Revenue:
     Credit card                                                    $  223,279             $  223,279             $       --
     Interest                                                           26,525                  8,314                 18,211
     Other                                                               7,022                     --                  7,022
----------------------------------------------------------------------------------------------------------------------------
                                                                       256,826                231,593                 25,233

Expenses:
     Accounting and audit                                               25,670                 10,067                 15,603
     Administration (note 8)                                           109,706                 48,000                 61,706
     Depreciation                                                          763                    398                    365
     Bad debts                                                         171,520                171,520                     --
     Consulting                                                         29,303                    551                 28,752
     Credit card services                                              165,816                165,816                     --
     Interest                                                           65,439                 65,439                     --
     Legal                                                              89,658                 21,743                 67,915
     Management fees (note 8)                                          184,920                145,000                 39,920
     Marketing (note 8)                                                262,722                135,459                127,263
     Payroll                                                            95,426                 78,117                 17,309
     Telephone                                                           8,515                  2,949                  5,566
     Travel                                                             18,302                  8,641                  9,661
     Write-offs of related party balances, net (note 8)                 67,439                 67,439                     --
----------------------------------------------------------------------------------------------------------------------------
                                                                     1,295,199                921,139                374,060
----------------------------------------------------------------------------------------------------------------------------

Net loss                                                             1,038,373                689,546                348,827

Capital dividends (note 2)                                             204,517                     --                204,517

Deficit accumulated during the development
   stage, beginning of period                                               --                553,344                     --
----------------------------------------------------------------------------------------------------------------------------

Deficit accumulated during the development
   stage, end of period                                             $1,242,890             $1,242,890             $  553,344
----------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

BRUNSWICK CAPITAL PARTNERS, INC.
(a Development Stage Enterprise)
Statements of Cash Flows

-----------------------------------------------------------------------------------------------------------------------------
                                                                Period from
                                                          incorporation on
                                                               December 31,
                                                                    1997 to             Year ended              Year ended
                                                               December 31,            December 31,           December 31,
                                                                       1999                    1999                  1998
-----------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
     Net loss                                                  $(1,038,373)             $  (689,546)             $  (348,827)
     Items not involving cash:
         Depreciation                                                  763                      398                      365
         Write-off of note receivable                              100,000                  100,000                       --
     Change in non-cash operating working capital:
         Decrease (increase) in accounts receivable                 (2,108)                  88,404                  (90,512)
         Advances from (to) related parties, net                   (17,871)                 (74,382)                  56,511
         Increase (decrease) in accounts payable
           and accrued liabilities                                  11,990                  (25,926)                  37,916
----------------------------------------------------------------------------------------------------------------------------
     Net cash used in operating activities                        (945,599)                (601,052)                (344,547)

Cash flows from investing activities:
     Note receivable                                              (100,000)                      --                 (100,000)
     Recoveries of non-performing consumer debt                    528,483                  347,760                  180,723
     Purchase of fixed assets                                         (763)                      --                     (763)
     Investment in cash reserve account and
       performing credit card receivables                          (61,112)                 (36,112)                 (25,000)
----------------------------------------------------------------------------------------------------------------------------
     Net cash provided by investing activities                     366,608                  311,648                   54,960

Cash flows from financing activities:
     Promissory note                                               200,000                  200,000                       --
     Issuance of common shares                                         510                       --                      510
     Issuance of preferred shares                                  600,000                       --                  600,000
     Capital dividend on preferred shares                         (204,517)                      --                 (204,517)
----------------------------------------------------------------------------------------------------------------------------
     Net cash provided by financing activities                     595,993                  200,000                  395,993
----------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in cash                                         17,002                  (89,404)                 106,406

Cash, beginning of period                                               --                  106,406                       --
----------------------------------------------------------------------------------------------------------------------------

Cash, end of period                                            $    17,002              $    17,002              $   106,406
----------------------------------------------------------------------------------------------------------------------------

Supplementary disclosure of cash flow information:
     Interest paid                                             $    65,439              $    65,439              $        --
     Note issued for performing credit card receivables            689,542                  689,542                       --
     Issuance of preferred shares for non-performing
       consumer debt                                             5,881,513                       --                5,881,513
----------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

BRUNSWICK CAPITAL PARTNERS, INC.
(a Development Stage Enterprise)

Notes to Financial Statements

Years ended December 31, 1999 and 1998

--------------------------------------------------------------------------------

1.   General:

     Brunswick Capital Partners, Inc. ("BCP") was incorporated in South Dakota on October 13, 1998. Brunswick is a national credit card service company specializing in the marketing, underwriting and administration of credit card products and services, and is headquartered in Sioux Falls, South Dakota. As the Company has not generated significant revenues from these activities since its incorporation, it is considered for financial reporting purposes to be a development stage enterprise. Being a development stage enterprise does not impact the accounting applied.


2.   Merger:

     As of December 2, 1998 the Company merged with Consumer and Merchant Credit Services Ltd. ("CMCS"), an affiliated Wyoming corporation that was in the same business, and the new entity was continued under the name of BCP. The nature of the merger was a pooling of assets and management expertise of two start-up ventures, rather than an acquisition, hence the financial statements of the Company have been prepared using the continuity of interest method of accounting. Under this method, the financial statements include the assets, liabilities, deficit and results of operations of CMCS from the date of its incorporation on December 31, 1997.

     CMCS was originally a Yukon Territory corporation, which migrated to Wyoming in order to facilitate the merger. On December 31, 1997, CMCS entered into an agreement with Thesseus International Asset Fund N.V. (the "Fund") to acquire certain non-performing consumer debt from the Fund and to obtain $600,000 working capital funding. The consideration given was 4,730,605 6% cumulative non-voting convertible preferred shares without par value. On February 10, 1998, CMCS acquired additional non-performing consumer debt from the Fund in exchange for a further 2,682,827 preferred shares. The cumulative preferred shares issued were assigned a value of $6,481,513 representing a carrying value of $5,881,513 in non-performing consumer debt and $600,000 in a note receivable.

     The 7,413,432 preferred shares then held by the Fund, were convertible into a 40% voting and equity interest in CMCS at the Fund's discretion. As part of the merger, the Fund exchanged it's 7,413,432 convertible preferred shares of CMCS, for 400 voting convertible preferred shares of BCP with a par value of $1 each. The balance of $6,481,113 is reflected as additional paid-in capital of BCP. The Fund effectively holds the same position in BCP as it held in CMCS prior to the merger.

     In lieu of a three year participation interest that it previously held with CMCS, the Fund is now entitled to a 20% interest in all net proceeds, as defined, from performing credit card receivables that BCP creates from the non-performing consumer debt that CMCS originally acquired from the Fund (the "Fund Participation Interest").

     During the year ended December 31, 1998, $204,517 was returned to the Fund by way of a capital dividend.

BRUNSWICK CAPITAL PARTNERS, INC.
(a Development Stage Enterprise)

Notes to Financial Statements, page 2

Years ended December 31, 1999 and 1998

--------------------------------------------------------------------------------


3.   Significant accounting policies:

     (a) Going concern assumption:

         These financial statements have been prepared in accordance with United States generally accepted accounting principles that are applicable to a going concern, which assume that the Company will attain profitable operations and generate positive cash flow. As at December 31, 1999 the Company has a working capital deficiency of $175,009, and during the 1999 fiscal year the Company incurred a loss of $689,546 and it has not generated profit since incorporation. Future operations of the Company depend upon the continued financial support of shareholders and common controlled companies. Management is of the opinion that the going concern assumption is appropriate because the Company's preferred shareholder intends to contribute additional financing to support the Company.

     (b) Measurement uncertainty:

         Financial statements prepared in conformity with United States generally accepted accounting principles require management to make estimates and assumptions that can affect the reported assets and liabilities or the disclosure of contingencies as at the date of the balance sheet, or the revenue and expenses recognized in the period. Assumptions underlying asset valuations are limited by the availability of reliable data and the uncertainty of predictions concerning future events. By their nature, asset valuations include a subjective element.

         Significant estimates have been made by management with respect to the timing and amount of collection of future cash flows from performing credit card receivables and non-performing consumer debt (the "Portfolios"). Among other things, the estimated future cash flows of the Portfolios are used to recognize impairment of the investment in non-performing consumer debt and to determine a provision for losses on credit card receivables. Actual results could differ from these estimates, making it reasonably possible that a change in these estimates could occur within one year. On a periodic basis, management reviews the estimate of future collections, and it is reasonably possible that its assessment may change based on actual results and other factors. The change could be material.

     (c) Investments in performing credit card receivables and non-performing consumer debt:

         Performing credit card receivables consist of amounts funded by the Company for new purchases or advances, accrued interest on new purchases and advances, and accrued fees, less a provision for losses.

         Investments in non-performing consumer debt consist of portfolios of consumer debt purchased by the Company, which is recorded at cost, less recoveries. Cost is less than the remaining outstanding balance of these Portfolios. To the extent that the cost of debt purchased exceeds the estimated amount of cash expected to be collected, a valuation allowance would be recognized in the amount of such impairment.

BRUNSWICK CAPITAL PARTNERS, INC.
(a Development Stage Enterprise)

Notes to Financial Statements, page 3

Years ended December 31, 1999 and 1998

--------------------------------------------------------------------------------


3.   Significant accounting policies (continued):

     (d) Revenue recognition:

         Revenue from credit cards represents interest and fees on new advances and purchases made by holders of the Company's credit cards on an accrual basis.

         Under the cost recovery method of accounting, all cash receipts relating to non-performing consumer debt are applied first to recover the cost prior to recognizing any revenue. Cash receipts in excess of the cost of the investment are then recognized as revenue.

     (e) Allowance for loan losses:

         Bad debts include current period losses and an amount which, in the judgement of management, is necessary to maintain the allowance for possible credit losses at a level that reflects known and inherent risks in the credit card receivables. Credit card accounts are generally charged off at the end of the month during which they become contractually 120 days past due, with the exception of bankrupt accounts, which are charged off immediately upon formal notification of bankruptcy, and accounts of deceased cardholders without a surviving, contractually liable individual, which are also charged off immediately upon notification.



4. Investments in performing credit card receivables and non-performing consumer debt:

     (a) Non-performing consumer debt:

         The Company has acquired Portfolios of non-performing consumer debt and credit card receivables from the Fund at a value related to their original acquisition cost from independent third parties. These debts are acquired at a substantial discount from the actual outstanding balance. The Company's objective is to offer the consumer an opportunity to settle these debts, typically at a discount, and transfer the settled amount to a newly issued credit card (see credit card receivables below).

BRUNSWICK CAPITAL PARTNERS, INC.
(a Development Stage Enterprise)

Notes to Financial Statements, page 4

Years ended December 31, 1999 and 1998

--------------------------------------------------------------------------------

4. Investments in performing credit card receivables and non-performing consumer debt (continued):

     (b) Credit card receivables:

         Upon settlement of the debt, a credit card is issued to the consumer with the opening balance and credit line equal to the settlement amount. After making principal payments on the transferred balance, the customer may use the credit card for new purchases and cash advances up to their available credit limit, which may be increased from time to time based on their consecutive payment history.

5.   Promissory note:

     During 1999, BCP entered into a Loan and Security Agreement with Ticknor Investment Corporation ("TIC"), a company that has a common shareholder, and the Fund. Under this agreement, BCP borrowed $200,000 from TIC for working capital purposes in exchange for a promissory note in that amount, bearing interest at a rate of 12% per annum, payable monthly in arrears commencing June 15, 1999. The note is due in full on or before May 14, 2001, although TIC has an option exercisable on or before April 14, 2000 to demand payment of the outstanding principal in full on May 14, 2000. The obligation is secured by a senior security interest in all performing credit card receivables and proceeds therefrom owned by BCP from time to time, as defined.

     TIC is also entitled to a 50% contingent interest in the Net Proceeds, as defined, of a sale or securitization of performing credit card receivables, to the maximum aggregate face principal amount of $750,000 (the "TIC Contingent Interest"). Net Proceeds are after payment of the Fund Participation Interest (note 2).

     During the year, interest expense of $14,000 (1998 - $nil) has been recorded, of which $2,037 is included in accounts payable as at December 31, 1999.

6.   Note payable:

     On May 14, 1999, BCP acquired performing credit card receivables with a face value of $726,482 from the Fund in exchange for a promissory note in the amount of $689,542. The note bears interest at a rate of 12% per annum, payable quarterly in arrears commencing August 15, 1999. Principal and any accrued interest are due in full on or before May 14, 2001 and, in lieu of cash, payments may be made by delivery of title to performing credit card receivables, as defined in the promissory note, having a face value equal to 115% of the obligation to be satisfied. In the event that credit card receivables delivered are non-performing, 21.75% of the face value of such receivables will be credited against the obligation to be satisfied, but under no circumstances may such non-performing receivables comprise more than 10% of the aggregate face amount of receivables delivered. The obligation is secured by a junior security interest in all performing credit cards and proceeds therefrom owned by BCP from time to time.

     During the year, interest expense of $48,267 (1998 - $nil) has been recorded.

BRUNSWICK CAPITAL PARTNERS, INC.
(a Development Stage Enterprise)

Notes to Financial Statements, page 5

Years ended December 31, 1999 and 1998

--------------------------------------------------------------------------------

7.   Share capital:

     Authorized:
         100,000 common shares with a par value of $1 per share
         100,000 6% cumulative, voting preferred shares, with a par value of $1 per share, each convertible into 0.85 common shares of the Company, subject to an anti-dilution provision

-------------------------------------------------------------------------------------------------------------------
                                                                                     1999                 1998
-------------------------------------------------------------------------------------------------------------------
     Issued:
             510 common shares                                                  $     510            $     510
             400 preferred shares                                                     400                  400
-------------------------------------------------------------------------------------------------------------------

                                                                                $     910            $     910
-------------------------------------------------------------------------------------------------------------------

8.   Related party transactions:

     (a) Amounts due from related parties and due to related parties are unsecured, non-interest bearing and have no fixed terms of repayment.

     (b) Management fees of $145,000 (1998 - $39,920) were paid to individuals who are directors, officers and shareholders of the Company.

     (c) During the year, marketing fees of $121,532 (1998 - $121,899) were paid to InfoBase Direct Marketing Services, Inc., a company that has the same preferred shareholder as the Company.

     (d) Administration fees of $22,175 (1998 - $58,348) were paid during the year to Thesseus Services Ltd., a wholly-owned subsidiary of the Fund.

     (e) Administration fees of $18,000 (1998 - $nil) were paid during the year to Ticknor Investment Corporation, a company that has a common shareholder.

     (f) The write-offs of related party balances represent the note receivable from related party (a shareholder of the Fund) less amounts owing to the Fund and a subsidiary thereof.

BRUNSWICK CAPITAL PARTNERS, INC.
(a Development Stage Enterprise)

Notes to Financial Statements, page 6

Years ended December 31, 1999 and 1998

--------------------------------------------------------------------------------

9.   Subsequent events:

     Subsequent to the year end a number of agreements were signed, which impact the Company as follows:

     (a) The outstanding preferred shares of the Company were acquired by Shanecy, Inc. from its significant shareholder, the Fund. The Company amended its articles of incorporation to increase its authorized share capital to include 2,000,000 preferred shares, with a par value of $1 each, composed of 400 Series A voting preferred shares (the "Series A Shares"), 1,000,000 Series B non-voting preferred shares (the "Series B Shares") and such other series of preferred shares as the Board of Directors determines. The Series A Shares and the Series B Shares shall be entitled to receive dividends when and as declared by the Board of Directors. The Series A Shares and the Series B Shares shall be entitled to preference equal to their original issue price in the event of any liquidation, dissolution or winding up of the Company, with the Series A Shares having preference over the Series B Shares.

     (b) The currently outstanding preferred shares are to be reclassified as Series A Shares, and Shanecy, Inc. agreed to purchase from the Company 1,000,000 Series B shares for $1,000,000 cash. If the Series B Shares are not redeemed by the Company prior to March 1, 2003, then the Series A Shares and the Series B Shares are thereafter convertible by their holders into 40% of the outstanding common shares of the Company. If the Series B Shares are redeemed by the Company prior to March 1, 2003, then the Series A Shares are thereafter convertible by their holders into 20% of the outstanding common shares of the Company.

     (c) The Company changed its name to eCard Solutions Inc.

     (d) As part of the severance agreement with a departing employee, officer and director, the Company agreed to repurchase his 255 common shares for $255.

     (e) The Company agreed to sell 255 common shares to each of three new employees, officers and directors at a price of $1 per share. In accordance with their employment agreements, these individuals are required to sell, and the Company is required to repurchase, the employee's common shares at the original issue price if the employee voluntarily terminates employment or is terminated for cause.

     (f) The Company agreed to repay the TIC promissory note (note 5) and all accrued interest with the proceeds received from the sale of common shares and Series B Shares disclosed above. The Company also agreed to pay TIC $50,000 to effect cancellation of the TIC Contingent Interest.

                      Financial Statements of



                      INFOBASE DIRECT MARKETING
                      SERVICES, INC.



                      Years ended December 31, 1999 and 1998

AUDITORS' REPORT

To the Board of Directors
InfoBase Direct Marketing Services, Inc.


We have audited the balance sheets of InfoBase Direct Marketing Services, Inc. (a Development Stage Enterprise) as at December 31, 1999 and 1998 and the statements of operations and deficit and cash flows for the year ended December 31, 1999, the period from incorporation on January 29, 1998 to December 31, 1998 and the period from incorporation on January 29, 1998 to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform this audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as at December 31, 1999 and 1998 and the results of its operations and its cash flows for the year ended December 31, 1999, the period from incorporation on January 29, 1998 to December 31, 1998 and the period from incorporation on January 29, 1998 to December 31, 1999 in accordance with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2(a) to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 2(a). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.





/s/ KPMG LLP



Vancouver, Canada

March 17, 2000

INFOBASE DIRECT MARKETING SERVICES, INC.
(a Development Stage Enterprise)

Balance Sheets

December 31, 1999 and 1998

------------------------------------------------------------------------------------------------------------
                                                                              1999                   1998
------------------------------------------------------------------------------------------------------------
Assets

Current assets:
     Cash                                                                  $  13,793              $  16,552
     Prepaids and deposits                                                     3,900                  7,953
-----------------------------------------------------------------------------------------------------------
                                                                              17,693                 24,505

Due from related parties (note 3)                                             25,511                 31,096

Fixed assets (note 4)                                                         55,559                 73,567
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                           $  98,763              $ 129,168
-----------------------------------------------------------------------------------------------------------

Liabilities and Shareholders' Equity

Current liabilities:
     Accounts payable and accrued liabilities                              $  26,826              $   6,971
     Due to related parties (note 5)                                          56,772                 15,000
     Capital lease obligations - current portion (note 6)                      6,490                  4,929
-----------------------------------------------------------------------------------------------------------
                                                                              90,088                 26,900

Capital lease obligations (note 6)                                            34,402                 40,892

Shareholders' equity:
     Share capital (note 7)                                                    4,951                  4,951
     Additional paid-in capital in respect of preferred shares               362,891                209,628
     Deficit accumulated during the development stage                       (393,569)              (153,203)
-----------------------------------------------------------------------------------------------------------
                                                                             (25,727)                61,376


-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                           $  98,763              $ 129,168
-----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

INFOBASE DIRECT MARKETING SERVICES, INC.
(a Development Stage Enterprise)

Statements of Operations and Deficit

-------------------------------------------------------------------------------------------------------------------
                                                             Period from                            Period from
                                                           incorporation                          incorporation
                                                           on January 29,                         on January 29,
                                                                 1998 to          Year ended            1998 to
                                                             December 31,        December 31,       December 31,
                                                                    1999                1999               1998
-------------------------------------------------------------------------------------------------------------------
Income:
     Marketing fees                                            $243,431             $121,532             $121,899
     Interest                                                       871                  209                  662
-----------------------------------------------------------------------------------------------------------------
                                                                244,302              121,741              122,561

Expenses:
     Payroll                                                    337,796              197,298              140,498
     Telephone                                                   99,020               71,802               27,218
     Depreciation                                                31,601               22,422                9,179
     Rent and utilities                                          46,096               19,203               26,893
     Lease interest                                              12,883               12,510                  373
     Travel                                                      36,724                9,726               26,998
     Accounting and audit                                        13,345                7,140                6,205
     Legal                                                       22,983                3,963               19,020
     Other                                                       37,423               18,043               19,380
-----------------------------------------------------------------------------------------------------------------
                                                                637,871              362,107              275,764
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Net loss                                                        393,569              240,366              153,203

Deficit, accumulated during the development stage,
   beginning of period                                               --              153,203                   --
-----------------------------------------------------------------------------------------------------------------

Deficit, accumulated during the development stage,
   end of period                                               $393,569             $393,569             $153,203
-----------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

INFOBASE DIRECT MARKETING SERVICES, INC.
(a Development Stage Enterprise)

Statements of Cash Flows

------------------------------------------------------------------------------------------------------------------------
                                                              Period from                                 Period from
                                                            incorporation                               incorporation
                                                            on January 29,                              on January 29,
                                                                  1998 to            Year ended               1998 to
                                                              December 31,          December 31,          December 31,
                                                                    1999                   1999                  1998
------------------------------------------------------------------------------------------------------------------------
Cash provided by (used in):

Operating activities:
     Net loss                                                   $(393,569)             $(240,366)             $(153,203)
     Depreciation                                                  31,601                 22,422                  9,179
     Change in non-cash operating working capital:
         Decrease (increase) in prepaids and
           deposits                                                (3,900)                 4,053                 (7,953)
         Increase in accounts payable and
           accrued liabilities                                     26,826                 19,855                  6,971
-----------------------------------------------------------------------------------------------------------------------
                                                                 (339,042)              (194,036)              (145,006)

Investing activities:
     Due from related parties                                     (25,511)                 5,585                (31,096)
     Purchase of fixed assets, net of capital lease
       obligations                                                (41,260)                (4,414)               (36,846)
-----------------------------------------------------------------------------------------------------------------------
                                                                  (66,771)                 1,171                (67,942)

Financing activities:
     Due to related parties                                        56,772                 41,772                 15,000
     Repayment of capital lease obligations                        (5,008)                (4,929)                   (79)
     Issuance for cash of:
         Common shares                                                 51                   --                       51
         Preferred shares                                         367,791                153,263                214,528
-----------------------------------------------------------------------------------------------------------------------
                                                                  419,606                190,106                229,500
-----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in cash                                        13,793                 (2,759)                16,552

Cash, beginning of period                                              --                 16,552                     --
-----------------------------------------------------------------------------------------------------------------------

Cash, end of period                                             $  13,793              $  13,793              $  16,552
-----------------------------------------------------------------------------------------------------------------------

Supplementary disclosure of cash flow information:
     Interest paid                                              $  12,883              $  12,510              $     373
     Purchase of fixed assets by capital lease
       obligations                                                 45,900                     --                 45,900
-----------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

INFOBASE DIRECT MARKETING SERVICES, INC.
(a Development Stage Enterprise)

Notes to Financial Statements

Years ended December 31, 1999 and 1998

--------------------------------------------------------------------------------

1.   General:

     InfoBase Direct Marketing Services, Inc. (the "Company") was incorporated in the State of Nevada on January 29, 1998. The Company is an information based, technology driven direct marketing company that designs, develops and implements sophisticated inbound and outbound marketing programs using the Internet and computerized call management systems for companies targeting the moderate income customer. As the Company has not generated significant revenues from these activities since its incorporation, it is considered for financial reporting purposes to be a development stage enterprise. Being a development stage enterprise does not impact the accounting applied. The Company is headquartered in Carlsbad, California.


2.   Significant accounting policies:

     (a) Going concern assumption:

         These financial statements have been prepared in accordance with United States generally accepted accounting principles that are applicable to a going concern, which assume that the Company will attain profitable operations and generate positive cash flow. As at December 31, 1999, the Company has a working capital deficiency of $72,395 and a capital deficiency of $25,727. In addition, during the 1999 fiscal year the Company incurred a loss of $240,366 and it has not generated a profit since incorporation. Future operation and cash flows of the Company depend upon continued financial support from shareholders and common controlled companies. Management is of the opinion that the going concern assumption is appropriate because the Company's preferred shareholder intends to contribute additional financing to support the Company.

     (b) Measurement uncertainty:

         Financial statements prepared in conformity with United States generally accepted accounting principles require management to make estimates and assumptions that can affect the reported assets and liabilities or the disclosure of contingencies as at the date of the balance sheet, or the revenues and expenses recognized in the period. Actual amounts may differ from such estimates.

     (c) Fixed assets:

         Furniture and equipment is carried at cost and depreciated over seven years on a double declining balance basis.

         Computer hardware and system software is carried at cost and depreciated over five years on a double declining balance basis.

     (d) Revenue recognition:

         Marketing fees are recognized as the related services are provided to the customer.

INFOBASE DIRECT MARKETING SERVICES, INC.
(a Development Stage Enterprise)

Notes to Financial Statements, page 2

Years ended December 31, 1999 and 1998

--------------------------------------------------------------------------------


3.   Due from related parties:

-------------------------------------------------------------------------------------------------------------------
                                                                                     1999                 1998
-------------------------------------------------------------------------------------------------------------------
     Vianden Capital Management LLC, a company
       controlled by a director of the Company's
       preferred shareholder                                                  $    25,000          $    25,000
     Other                                                                            511                6,096
-------------------------------------------------------------------------------------------------------------------

                                                                              $    25,511          $    31,096
-------------------------------------------------------------------------------------------------------------------

     Balances due from related parties are unsecured, non-interest bearing and have no fixed terms of repayment.


4.   Fixed assets:

-------------------------------------------------------------------------------------------------------------------
                                                                                         1999
-------------------------------------------------------------------------------------------------------------------
                                                                                  Accumulated         Net book
                                                                       Cost      depreciation            value
-------------------------------------------------------------------------------------------------------------------
     Furniture and equipment                                  $      12,668     $       4,912    $       7,756
     Computer hardware and system
       software                                                      74,492            26,689           47,803
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                              $      87,160     $      31,601    $      55,559
-------------------------------------------------------------------------------------------------------------------
                                                                                         1998
-------------------------------------------------------------------------------------------------------------------
                                                                                  Accumulated         Net book
                                                                       Cost      depreciation            value
-------------------------------------------------------------------------------------------------------------------

     Furniture and equipment                                  $      12,668     $       1,810    $      10,858
     Computer hardware and system
       software                                                      70,078             7,369           62,709
-------------------------------------------------------------------------------------------------------------------

                                                              $      82,746     $       9,179    $      73,567
-------------------------------------------------------------------------------------------------------------------

INFOBASE DIRECT MARKETING SERVICES, INC.
(a Development Stage Enterprise)

Notes to Financial Statements, page 3

Years ended December 31, 1999 and 1998

--------------------------------------------------------------------------------

5.   Due to related parties:

-------------------------------------------------------------------------------------------------------------------
                                                                                     1999                 1998
-------------------------------------------------------------------------------------------------------------------
     CASA Internet Services, Inc., a company subject to
       significant influence by a director of the Company's
       preferred shareholder                                                  $    20,000          $      -
     An officer and significant shareholder of a company that
       has the same preferred shareholder as the Company                           10,000                 -
     Employee                                                                       9,750               15,000
     Brunswick Capital Partners, Inc., a company that has the
       same preferred shareholder as the Company                                    4,963                 -
     Other                                                                         12,059                 -
-------------------------------------------------------------------------------------------------------------------

                                                                              $    56,772          $    15,000
-------------------------------------------------------------------------------------------------------------------

     Balances due to related parties are unsecured, non-interest bearing and have no fixed terms of repayment.


6.   Capital lease obligations:

     Future minimum lease payments under capital lease obligations are as follows:

-------------------------------------------------------------------------------------------------------------------
                                                                                     1999                 1998
-------------------------------------------------------------------------------------------------------------------
     1999                                                                     $      -             $    17,235
     2000                                                                          17,235               17,235
     2001                                                                          17,235               17,235
     2002                                                                          17,235               17,235
     2003                                                                          17,235               17,235
-------------------------------------------------------------------------------------------------------------------

     Total minimum capital lease payments                                          68,940               86,175

     Less amount representing interest at an average
       rate of 28%                                                                (28,048)             (40,354)
-------------------------------------------------------------------------------------------------------------------

     Capital lease obligations - principal                                         40,892               45,821

     Less current portion                                                          (6,490)              (4,929)
-------------------------------------------------------------------------------------------------------------------

                                                                              $    34,402          $    40,892
-------------------------------------------------------------------------------------------------------------------

INFOBASE DIRECT MARKETING SERVICES, INC.
(a Development Stage Enterprise)

Notes to Financial Statements, page 4

Years ended December 31, 1999 and 1998

--------------------------------------------------------------------------------


7.   Share capital:

     Authorized:

         25,000 common shares without par value

         10,000 6% cumulative, non-voting convertible preferred shares, with a par value of $1 per share each

-------------------------------------------------------------------------------------------------------------------
                                                                                     1999                 1998
-------------------------------------------------------------------------------------------------------------------
     Issued:
             5,100 common shares                                                $      51           $       51
             4,900 preferred shares                                                 4,900                4,900
-------------------------------------------------------------------------------------------------------------------

                                                                                $   4,951           $    4,951
-------------------------------------------------------------------------------------------------------------------

     The 4,900 preferred shares were issued in consideration for a funding commitment of $500,000, subject to the shareholder receiving financing. Amounts received in excess of the $4,900 par value of those preferred shares represents additional paid-in capital irrevocably contributed by the shareholder. The issued and outstanding preferred shares are each convertible into one common share of the Company, subject to an anti-dilution provision, assuming that funds totalling $500,000 are received from the preferred shareholder in respect thereof. The conversion entitlement is reduced proportionately to the extent that the funds received are less than $500,000.



8.   Related party transactions:

     During the year marketing fees of $121,532 (1998 - $121,899) were received from Brunswick Capital Partners, Inc.